UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-825_______________________________________________

American Growth Fund, Inc.______________________________________________________________

(Exact name of registrant as specified in charter)

1636 Logan Street, Denver, CO 80203______________________________________________________

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code: _303-626-0600_____________________________

Date of fiscal year end: _July 31, 2020______________________________________________________

Date of reporting period: _ July 31, 2020____________________________________________________

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

American Growth Fund

1636 Logan Street
Denver, Colorado 80203
800.525.2406
303.626.0600
303.626.0614 Fax

Series One	A AMRAX	B AMRBX	C AMRCX	D AMRGX
American Growth Cannabis Fund	E AMREX			

Annual Report for the Year Ended July 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (800) 525-2406, optin@americangrowthfund.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 525-2406, optout@americangrowthfund.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held thru your financial intermediary, as applicable.

Table of Contents
American Growth Fund, Inc Series One	3
President’s Letter	4
Statement of Investments	8
American Growth Cannabis Fund	15
President’s Letter	16
Statement of Investments	21
American Growth Fund, Inc. Financial Statements	25
Statement of Assets and Liabilities	25
American Growth Fund, Inc. Series One	25
American Growth Cannabis Fund	25
Statement of Operations	26
American Growth Fund, Inc. Series One	26
American Growth Cannabis Fund	26
Statement of Changes	27
American Growth Fund, Inc. Series One	27
American Growth Cannabis Fund	27
American Growth Fund, Inc. Financial Highlights	28
American Growth Fund, Inc. Series One	28
American Growth Cannabis Fund	30
American Growth Fund, Inc. Notes to Financial Statements	31
Summary of Significant Accounting Policies	31
Shares of Beneficial Interest	32
American Growth Fund, Inc. Series One	32
American Growth Cannabis Fund	32
Realized and Unrealized Gain and Losses on Investments	32
American Growth Fund, Inc. Series One	32
American Growth Cannabis Fund	32
Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties	33
Federal Income Tax Matters	33
American Growth Fund, Inc. Series One	33
American Growth Cannabis Fund	33
Subsequent Events	33
COVID-19 Virus	33
Review of Affiliated Company’s Expenses	34
Risk (American Growth Cannabis Fund)	34
American Growth Fund, Inc. Analysis of Expenses	35
American Growth Fund, Inc. Hypothetical example for comparison purposes	35
American Growth Fund, Inc. Allocation of Portfolio Assets	36
American Growth Fund, Inc. Series One	36
American Growth Cannabis Fund	36
American Growth Fund, Inc. Notice to Shareholders	36
American Growth Fund, Inc. How to Obtain a Copy of the Fund’s Proxy Voting Records	36
American Growth Fund, Inc. Quarterly Filings on Form N-Q	36
American Growth Fund, Inc. Information About Trustees and Officers	37
American Growth Fund, Inc. Board Approval of Investment Advisory Agreement	38
American Growth Fund, Inc. Performance Charts	43

American Growth Fund, Inc – Page 2

Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Series One Annual Report for the year ending July 31,
2020.
COVID-19 is foremost in the minds of people today. Regardless of your belief of the severity of the outbreak, one thing is for certain; COVID-19 has impacted just about every person in one way or another. COVID-19 sparked a chain reaction globally (as shown on the chart below) and has become the dominant market force ever since. While COVID-19 is a major factor in our markets, it is very important to realize that it is not the only factor contributing to the markets.
Events that impacted the markets include:

● The US ordered the killing of Iranian major general
Qassem Soleimani on January 3, and US-Iranian
relations hit a new low. The US imposed fresh
economic sanctions1.
● Credit Suisse CEO Tidjane Thiam resigned on February
7 after an executive level spying scandal engulfed the
bank1.
● Saudi Arabia kicked off an oil price war with Russia on
March 8 in order to penalize Moscow for not agreeing to
reduce oil prices during the early stages of the
coronavirus slump1.
● On March 23 as investors finally woke up to the
economic impact coronavirus could have. The S&P 500
touched a low of 2237.401.
Let’s pause here for a minute. To put that in perspective, on
Friday March 22, 2019 the S&P 500 closed at 2,800.71 and closed
December 31, 2019 at 3,230.78. So we are all on the same page, the
S&P 500 is a stock market index made up of 500 large stocks.
● Trump signed the $2 trillion coronavirus economic relief
bill into law on March 27, which included checks for
Americans and business loans1.
● Progress in the battle against the coronavirus boosted
markets early in the quarter, with infection rates,
hospitalizations, and deaths beginning to decline in
early April in New York and other hard hit areas2.

● On April 17, stocks jumped after unofficial reports surfaced that Gilead Sciences was having success in
U.S. trials of a potential treatment, remdesivir, although investors later appeared disappointed when
Gilead’s results showed that the drug was only having a moderate impact on seriously ill patients2.
● US oil prices turned negative for the first time in history on April 201.
● A turnaround encouraged the nation’s governors to begin the gradual reopening of businesses and public facilities, while Boeing, automakers, and other major firms resumed manufacturing operations in late
April2.
● Warren Buffett revealed on May 3 during Berkshire Hathaway's annual general meeting that he has sold his stocks in the big four US airlines, causing jitters in markets1.
● Car rental company Hertz filed for company protection on May 22. It had nearly $19 billion of outstanding debt1.
● China imposed a draconian national security law on Hong Kong on May 28. It threatened Hong Kong's future status as a financial hub and the city's close relationship with the US1.
● On June 4, the European Central Bank announced $676 billion of new stimulus in June to fight the coronavirus, bringing its total coronavirus package to $1.52 trillion1.
● On June 11, the S&P 500 suffered its biggest one day sell off since March 16, as investors appeared to react to recent reports of increasing numbers of cases—and, more tellingly, hospitalizations and higher positivity rates in Arizona and Texas2.
● In June, sentiment seemed to get a lift from a major study showing that a common steroid drug, dexamethasone, helped save lives in serious COVID 19 cases, marking the first treatment to have a demonstrable impact on reducing the fatality rate2.

American Growth Fund, Inc – Series One – Page 4

● The signal event appeared to be the May jobs report, which was released in early June and showed that employers added back 2.5 million positions in May, defying consensus expectations for a decline of around 8 million jobs. Instead of rising to nearly 20% as forecast, the unemployment rate dropped to
13.3% from 14.7%. Retail sales also rebounded in May, and several indicators suggested a recovery in manufacturing2.
● Wirecard's chief executive Markus Braun resigned on June 19 after a $2 billion hole was discovered in its balance sheet. The company said "the money likely never existed." He was arrested days later1.
● The Federal Reserve suspends share buybacks and limits dividends for big banks after stress test results on June 251.
● The Federal Reserve spent $428 million buying debt in individual companies in the first wave of its corporate bond-buying program, the central bank announced on June 291.
● Stocks rebounded in the second quarter, with the S&P 500 Index recording its best quarterly performance since 1998. Within the S&P 500, consumer discretionary, technology, and energy shares led with total returns (including dividends) in excess of 30%, while utilities and consumer staples shares recorded much smaller gains2.
● After coasting lower for several weeks, the national number of daily diagnosed new cases began to climb in June and reached new highs by the end of the quarter. Governors in Arizona and Texas and several others announced either reversals or delays in reopening plans2.

As you would expect, the Real GDP decreased at an annual rate of
31.7 percent in the second quarter of 2020, according to the "second"
estimate released by the Bureau of Economic Analysis. In the first quarter, real GDP decreased 5.0 percent4.
However, In August, the unemployment rate declined by 1.8
percentage points to 8.4 percent, and the number of unemployed persons fell by 2.8 million to 13.6 million. Both measures have declined for 4 consecutive months but are higher than in February, by 4.9 percentage points and 7.8 million, respectively5.
As we stated above, on March 23, the S&P 500 touched a low of
2237.40. However, the S&P 500 surged nearly 20% for the April through

June quarter, in a swift rebound from the index’s March lows as a historic infusion of fiscal and monetary stimulus to prop up individuals, business and the economy undercut concerns over the coronavirus’s spread. Each of the S&P 500’s 11 sectors closed out the second quarter in positive territory. The consumer discretionary sector led with a 32.6% quarterly gain, followed by the information tech sector at 30.1%. The consumer staples and utilities sectors lagged, rising 7.3% and
1.8%, respectively, during the second quarter3.
The three major indices closed out June in the green for a third straight month of gains. The Nasdaq rose 6% in
June, followed by the S&P 500 with a 2% gain. The Dow rose 1.7% for the month3.

Investment Committee
The Investment Committee that manages your Fund is made up of two veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert
Fleck. Mr. Taggart joined the securities industry in 1985 and is registered as a
General Securities Principal, Financial and Operations Principal, Registered
Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative.
Investment Strategy
Your Investment Committee uses a fundamental top down approach to manage your portfolio. First, we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current and upcoming economies. From that, our objective is to choose the best companies in those industries. Many of these companies are established, large cap
(defined as companies with a market capitalization of $5 billion or more) securities many of which are household names that you will easily recognize.

American Growth Fund, Inc – Series One – Page 5

Performance Overview

     Series One is invested primarily in large cap, growth-oriented domestic common stocks. When you review the portfolio on the following pages you will note that the largest investment sector is Semiconductor Capital Equipment at 11.65% of your portfolio, and the largest security in your portfolio is Teradyne, Inc at $2,255,136 which provides automated test equipment for semiconductors.

     Your American Growth Fund Series One Class A Shares delivered you a 4.85% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value), since July 31, 2019 through close of business on July 31, 2020. The Dow Jones Industrial Average posted a gain of 0.83% while the S&P 500 posted a gain of 11.96% for the same time period as listed above.

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

		Percent Contribution to
		the Gain on the Portfolio	Percent Gain on Market
		for the year ended July	Value for the year ended
Investment	Industry	31, 2020	July 31, 2020
Teradyne, Inc.	Semiconductor Capital	4.61%	54.43%
	Equipment
Fair Isaac & Co.	Computer Software and	2.42%	23.39%
	Services
Charter Communications	Cable TV	2.40%	50.50%
Inc.

Bottom 3 Performing Investments (The three stocks that contributed negatively to the return are)
		Percent Contribution to
		the Gain on the Portfolio	Percent Loss on Market
		for the year ended July	Value for the year ended
Investment	Industry	31, 2020	July 31, 2020
Middleby Corp	Machinery	(1.51)%	(39.01)%
Flowserve Corp	Machinery	(1.07)%	(44.30)%
Cisco Systems	Computer & Peripherals	(0.89)%	(14.98)%

     The investment sectors that had the most positive influence on your Series One portfolio were Semiconductor Capital Equipment, Computer Software and Services and Cable TV. The investment sectors that had the most adverse effect on your portfolio were Machinery Industry, Computer & Peripherals, and Travel & Leisure.

     Additional data, including long-term performance data, can be located on page 44 of this report. Past performance is never a guarantee of future results.

Liquidity

     As you are aware, Series One invests primarily in common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. Your Fund does not invest in illiquid securities. There are times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

     As we stated in our last report, over the next six months we will likely see some more changes in the world. Our Investment Committee will continue to monitor the dollar’s value against the world currencies, signs of changes COVID-19 and its effects on the markets, the presidential election, U.S. relations with our trade partners, as well as other major world developments that might affect the U.S. economy and the stocks we are invested in.

     As we look at these indicators of how our economy is doing, we generally continue to be cautiously optimistic. It is our hope that we will see continued growth in the upcoming months.

American Growth Fund, Inc – Series One – Page 6

     My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President and Investment Committee Member
American Growth Fund, Inc.

1.	https://www.businessinsider.com/what-happened-to-markets-in-the-first-half-of-2020-2020-7?utm_source=copy-link&utm_medium=referral&utm_cont
2.	https://www.troweprice.com/financial-intermediary/us/en/insights/articles/2020/q3/global-markets-quarterly-update.html
3.	https://finance.yahoo.com/news/stock-market-news-live-june-30-2020-221903237.html
4.	https://www.bea.gov/index.php/news/2020/gross-domestic-product-2nd-quarter-2020-second-estimate-corporate-profits-2nd-quarter
5.	https://www.bls.gov/news.release/empsit.nr0.htm

American Growth Fund, Inc – Series One – Page 7

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

		Market
Description of Security	Shares	Value

COMMON STOCK

Semiconductor Capital Equipment 11.65%
Teradyne, Inc	25,350	$2,255,136
(The world's largest producer of automated test equipment for semiconductors.)

Computer Software and Services Industry 11.45%
Fair Isaac Corp*	5,045	2,215,714
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Diversified Company Industry 10.78%
Chemed Corp	3,545	1,744,813
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and
Roto-Rooter, plumbing and drain cleaning services.)
Honeywell International, Inc.	2,291	342,207
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)
		2,087,020

Biotechnology Industry 7.16%
Amgen Inc.	4,731	1,157,534
(Utilizes biotechnology to develop human pharmaceutical products.)
Novo Nordisk A/S	3,490	228,001
(Is a healthcare company that is engaged in the discovery, development, manufacturing and marketing of pharmaceutical products. The Company has two business segments: diabetes &
obesity care and biopharmaceuticals.)
		1,385,535

Cable TV Industry 7.08%
Charter Communications, Inc *	2,363	1,370,540
(Is a providers of cable services in the United States. The Company offers entertainment, information and communications solutions to residential and commercial customers.)

Computer & Peripherals Industry 4.97%
Cisco Systems	20,438	962,630
(The leading supplier of high-performance inter-networking products.)

Railroad 4.77%
Kansas City Southern	5,368	922,491
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 8

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Online Media 4.58%
Facebook Inc.*	1,521	$385,832
(Operates a social networking website. The Company’s products are Facebook, Instagram,
Messenger, WhatsApp, and Oculus. Its products enable people to connect and share through mobile devices and personal computers.)
Alphabet Inc. Class A*	235	349,668
(Engaged in improving the ways people connect with information & products including Search,
Android, YouTube, Apps, Maps & Ads. It also produces internet-connected home devices &
provides internet services.)
Tencent Holdings Ltd. ADR	2,200	150,678
(A Chinese Internet giant with businesses and investments in a large variety of Internet services and contents.)
		886,178

Retail – Apparel & Specialty 4.05%
Amazon*	100	316,468
(is among the world's highest-grossing online retailers, with $281 billion in net sales and roughly
$365 billion in estimated physical/digital gross merchandise volume in 2019)
Alibaba Group Holding Ltd*	1,120	281,142
(Is the world's largest online and mobile commerce company which operates China's most-visited online marketplaces.)
Tractor Supply Company	1,300	185,562
(Is the largest operator of retail farm and ranch stores in the United States.)
		783,172

Computer Hardware 3.74%
Apple Inc.	1,704	724,268
(Designs, manufactures, & markets mobile communication & media devices, personal computers, &
portable digital music plays, & sells a variety of related software, services, accessories, networking solutions, & third-party digital content.)

Environmental Industry 3.68%
Waste Management	6,498	712,181
(The largest solid-waste disposal company in North America.)

Semiconductor Industry 3.49%
Intel Corp	12,569	599,919
(A leading manufacturer of integrated circuits.)
NVIDIA Corp	180	76,426
(Is a developer of graphics processing unit.)
		676,345

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 9

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

			Market
Description of Security		Shares	Value

COMMON STOCK (continued)

Application Software 3.29%
Microsoft Corporation		3,109	$637,376
(Engaged in designing, manufacturing, selling devices, and online advertising.	Its products include
operating systems for computing devices, servers, phones and other devices.)

Machinery Industry 3.14%
Middleby Corp*		4,835	401,595
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)
Flowserve Corp		7,429	207,046
(Makes, designs and markets fluid-handling equipment (pumps, valves and mechanical seals) for industries that use difficult-to-handle or corrosive fluids.)
			608,641

Communication Services 2.09%
AT&T Inc.		11,851	350,553
(Is the second-largest U.S. wireless carrier, serving more than 100 million subscribers, including about 65 million postpaid phone subscribers. The firm also provides fixed-line services, including voice, data, and television services, to consumers and small businesses in 21 states and to larger enterprises worldwide.)
Verizon Communications, Inc.		940	54,031
(Is a provider of communications, information and entertainment products and services to consumers, businesses and governmental agencies.)
			404,584

Transportation and Logistics 1.78%
Old Dominion Freight Line Inc.		945	172,765
(Is the fourth-largest less-than-truckload carrier in the United States, with more than 225 service centers and 6,900-plus tractors.)
Norfolk Southern Corp		620	119,170
(Is a $10.6 billion railroad operating in the Eastern United States. On 21,000 miles of track, Norfolk
Southern hauls shipments of coal, intermodal traffic, and a diverse mix of automobile, agriculture, metal, chemical, and forest products.)
JB Hunt Transportation		400	51,760
(Its primary operating segments are intermodal delivery, which uses the Class I rail carriers for the underlying line-haul movement; dedicated contract services that provide customer-specific fleet needs; and highway brokerage.)
			343,695

Home Improvement Stores 1.56%
Home Depot Inc. (The)		1,140	302,659
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 10

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Chemicals 1.28%
Balchem Corporation	1,575	$157,910
(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)
NewMarket Corp.	241	90,329
(Manufactures and sells petroleum additives used in lubricating oils and fuels to enhance their performance in machinery, vehicles, and other equipment. The petroleum additives market has two products: lubricant additives and fuel additives.)
		248,239

Insurance (Property and Causality) 1.13%
Selective Insurance Group Inc.	2,088	113,462
(Is a holding company that offers property and casualty insurance products and services in United
States.)
Markel Corp*	100	104,454
(Markel Corp is engaged in the business of property and casualty insurance. It focuses primarily on specialty lines, such as executive liability to commercial equine insurance. It also invests in bakery equipment manufacturing and residential homebuilding.)
		217,916

Restaurants 1.09%
Starbucks Corporation	2,748	210,304
(A roaster, marketer, & retailer of specialty coffee in the world, operating globally. It sells a variety of coffee & tea products. It sells goods and services under brands including Teavana, Tazo, and
Seattle's Best Coffee.)

Industrial Products 1.01%
Vestas Wind Systems A/S	2,500	105,925
(Is one of the largest manufacturers of wind turbines in the world )
Eaton Corp PLC	970	90,336
(Provides power-management solutions to diversified industrial customers, including electrical transmission systems, lighting, hydraulics, aerospace fuel systems, and truck and auto powertrain systems.)
		196,261

Farm & Construction Machinery 1.01%
Caterpillar Inc.	1,471	195,466
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S. exporter.)

Exchange Traded Funds 0.71%
Krane Shares Bosera MSCI China A	3,550	138,344

Residential Construction 0.63%
NVR Inc.*	31	121,835
(NVR Inc is a United States based company engaged in the construction and sale of single-family detached homes, town homes and condominium buildings. It also operates in mortgage banking and title services business.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 11

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Business Services 0.61%
Paychex, Inc.	1,651	$118,740
(Is a provider of integrated payroll, human resources, insurance, and benefits outsourcing solutions for small- to medium-sized business in the United States.)

Drug 0.60%
Johnson & Johnson	796	116,025
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)

Health Care Plans 0.59%
UnitedHealth Group Inc.	380	115,056
(Is a diversified health care company in the United States.)

Retail Store 0.55%
Dollar Tree, Inc.*	1,145	106,886
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)

Aerospace & Defense 0.30%
The Boeing Company	246	38,868
(Manufactures commercial airplanes, provides defense equipment, and maintains a small captive finance division.)
Raytheon Company	324	18,364
(Is a U.S. defense contractor with over $25 billion in sales. It operates through five segments:
integrated defense systems, intelligence and information, missile systems, space and airborne systems, and a cybersecurity business branded Forcepoint.)
		57,232

Health Care Providers 0.17%
HCA Healthcare Inc.	265	33,560
(It operates general acute care hospitals, psychiatric hospitals, and rehabilitation hospitals.)

Total Common Stocks (cost $6,877,161) – 98.94%		$19,154,029

Total Investments, at Market Value (cost $6,687,161)	98.94%	19,154,029
Other Assets, Less Liabilities	1.06%	205,455
Net Assets	100.00%	19,359,484

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 12

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 13

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American Growth Fund, Inc – Page 14

Annual Report

American Growth Cannabis Fund

CANNABIDIOLIC ACID
decarboxylation
CANNABIDIOL
intramolecular condensation
TETRAHYDROCANNABINOL
dehydrogenation
CANNABINOL

Dear Shareholders:

     We are pleased to deliver to you the American Growth Cannabis Fund Annual Report for the fiscal year ended July 31, 2020.

     As you review this report, please keep in mind that earlier this year shareholders voted to further focus our investment strategy in the cannabis business which accounted for a higher than normal portfolio turnover. Please see the section titled Investment Strategy for more information. Also, on July 29, 2016 your American Growth Fund, Inc. switched its Investment Strategy to focus on the budding cannabis business. As a result, the historical financial information and numbers, such as performance and expenses, that by regulation we are required to provide, may not give investors a current, relevant picture of American Growth Cannabis Fund’s financial data.

     COVID-19 is foremost in the minds of people today. Regardless of your belief of the severity of the outbreak, one thing is for certain; COVID-19 has impacted just about every person in one way or another. That point was particularly poignant on March 23rd when investors realized COVID-19’s economic impact as the S&P 500 touched a low closing at 2237.40. To put that in perspective, on Friday March 22, 2019 the S&P 500 closed at 2,800.71 and closed December 31, 2019 at 3,230.78. So we are all on the same page, the S&P 500 is a stock market index made up of 500 large stocks and is useful for demonstrating the volatility that COVID-19 (as well as other events) created in the market as a whole, but not necessarily when comparing it to your American Growth Cannabis Fund. We will discuss your Fund’s performance later in this letter.

     There is an interesting term used in our industry called “sin stock”. Sin stocks are stocks involved in areas such as alcohol, tobacco and gambling (to mention a few). Traditionally, sin stocks perform better than the more traditional stocks in times of recession which we believe we have found ourselves in.

     The industry itself continues to grow with more and more states trying to enact cannabis friendly laws. In fact, just as many states, nine to be exact, are voting on legislation as states where cannabis is still illegal. That would mean out of the 50 states (and the district of Columbia), 84% are cannabis friendly.

     As more cannabis friendly laws are enacted, opportunities arise. In Portland, Maine 38 applicants are competing for 20 licenses (4 are seeking approval for medical marijuana)1. Last month, cannabis vending machines that can hold up to 2,000 products debuted in Colorado2. Just today (September 19, 2020), as we write this letter, Canopy Growth Corp., one of our larger holdings at our fiscal year end, announced a joint bid with Martha Stewart to break into the CBD market with her own line of gummies and pet products. Canopy’s CEO David Klein predicts the CBD market as a whole could reach $10 billion in annual sales by 2023. Klein also believes CBD pet products could reach as high as $600 million in additional annual sales3.

American Growth Fund, Inc – American Growth Cannabis Fund – Page 16

     One other item that caught our eye is that while Marijuana is illegal under federal law, businesses directly engaged in producing or selling marijuana were ineligible to receive PPP loans, despite being deemed essential in many states4. The burden placed on cannabis related business and how they bank remains cumbersome. However, there are signs that this may ease and cannabis related businesses may be able to transact business just as other businesses do, or at least closer to how other businesses are allowed to bank.

Investment Committee

     The Investment Committee that manages your Fund is made up of two veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative.

Investment Strategy

     The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. The Adviser also looks for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved in the legal cannabis and hemp businesses. The Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in exchange-traded equity securities of companies engaged in legal cannabis and hemp related businesses. The Fund considers a company to be engaged in the legal cannabis and hemp business if the company derives at least 50% of its revenue from the legal cannabis and hemp industries. The Fund may invest in companies that are listed on exchanges in countries where cannabis is legal, but which have operations in the United States. These companies only supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws. For more information on the Investment Strategy, as well as other important information, please visit our website, www.amrexcannabis.com or call us at 800-525-2406 and we will gladly mail you a copy for free.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 17

Performance Overview

     Of the top ten stocks that were held in the American Growth Cannabis Fund’s portfolio, most of them contributed to the growth of the Fund.

     Looking at the portfolio, Medicinal Chemicals & Botanical Products (Industry) makes up the largest industry of the portfolio at 17.91% and the portfolio’s largest investment, GW Pharmaceuticals at $66,368. GW Pharmaceuticals is engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

		Percent Contribution to
		the Loss on the Portfolio	Percent Gain on Market
		for the year ended July	Value for the year ended
Investment	Industry	31, 2020	July 31, 2020
Teladoc Health Inc.	Services – Offices & Clinics	10.66%	185.47%
	of Doctors of Medicine
Microsoft Corporation	Services – Prepackaged	4.84%	42.19%
	Software
cbdMD, Inc.	Perfumes, Cosmetics &	3.42%	119.83%
	Other Toilet Preparations

Bottom 3 Performing Investments (The three stocks that contributed negatively to the return are)
		Percent Contribution to
		the Loss on the Portfolio	Percent Loss on Market
		for the six months ended	Value for the six months
Investment	Industry	January 31, 2020	ended January 31, 2020
Kushco Holdings, Inc.	Packaging and Containers	(4.92)%	(65.61)%
CV Sciences	Drug Manufactures	(4.91)%	(65.84)%
GW Pharmaceuticals	Pharmaceutical	(2.98)%	(21.36)%
	Preparations

     Application Software, Industrial Products, and Agriculture, all boosted the portfolio’s Market Value while Drug Manufactures, Packaging and Containers, and Consumer Package Goods worked against the portfolio’s Market Return.

     Overall, your American Growth Cannabis Fund delivered you a negative 14.08% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value) since July 31, 2019 through close of business on July 31, 2020. The Dow Jones Industrial Average posted a gain of 0.83% since July 31, 2019 through close of business on July 31, 2020 while the S&P 500 posted a gain of 11.96% since July 31, 2019 through close of business on July 31, 2020.

     Additional data, including long-term performance data, can be found on page 44 of this report. Past performance is no guarantee of future results.

American Growth Fund, Inc – American Growth Cannabis Fund – Page 18

     Lastly, overall, the United States Marijuana Index and Canadian Marijuana Index tracks the performance of the legal marijuana industry, which includes companies that directly handle legal marijuana, such as marijuana producers, processors, distributors, and retailers. It also includes companies that do not directly handle the plant products, but cater to those who do, as well as to consumers. It is important to remember that past performance does not guarantee future results.

The United States Marijuana Index (top) and Canadian Marijuana Index (bottom) 12-month charts beginning September 17, 2019 and ending September 17, 2020.

Liquidity

     As you are aware, the American Growth Cannabis Fund investments are made up primarily of common stocks involved in the legal cannabis and hemp business. In addition to the principal investment strategy, we may also invest in securities convertible into common stock. Your Fund does purchase Microcap stocks. Microcap stocks are low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies. Before we purchase a Microcap stock, your Investment Committee considers items such as prior purchases and sales of that equity to help them assess liquidity issues. The Investment Committee also purchases smaller percentages of Microcap stocks to help hedge against illiquidity. In the past six months there were no new instances where a Microcap stock that the Investment Committee purchased, could not be readily sold. However, your portfolio did include 31 shares of OBITX, Inc., a stock that was a result of a dividend payout that was not publicly traded and was thus considered illiquid. OBITX, Inc. has since been sold and is no longer part of the portfolio. There are also times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

     As we look at how the cannabis business is trending, we are optimistic and will continue to look for growth opportunities for our shareholders but will remain somewhat guarded, yet optimistic, due to the COVID-19 crisis and the upcoming presidential election. It is our opinion that we will see more growth in the legal cannabis and hemp business in the upcoming months.

     My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President
American Growth Fund, Inc.

1. https://www.pressherald.com/2020/08/31/portland-recreational-cannabis-lottery-draws-30-applicants-for-20-shop-licenses/
2. https://www.cnn.com/2020/08/19/business/cannabis-vending-machines-trnd/index.html
3. https://www.bloombergquint.com/onweb/martha-stewart-branded-cbd-gummiesarrive-in-crowded-market
4. https://www.natlawreview.com/article/reading-leaves-financing-trends-cannabis-industry

American Growth Fund, Inc – American Growth Cannabis Fund - Page 19

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

			Market
Description of Security	Shares		Value

COMMON STOCK

Medicinal Chemicals & Botanical Products 17.91%
Canopy Growth Corporation*		2,150	$39,302
(Cultivates and sells medicinal and recreational cannabis, and hemp, through a portfolio of brands that include
Tweed, Spectrum Therapeutics, and CraftGrow. Although it primarily operates in Canada, Canopy has distribution and production licenses in more than a dozen countries to drive expansion in global medical cannabis and also holds an option to acquire Acreage Holdings upon U.S. federal cannabis legalization.)
Cronos Group Inc.*		5,900	38,645
(Cultivates and sells medicinal and recreational cannabis through its medicinal brand, Peace Naturals, and its two recreational brands, Cove and Spinach. Although it primarily operates in Canada, Cronos exports medical cannabis to Poland and Germany. In addition, it has entered joint ventures in Israel, Colombia, and Australia to drive further international cultivation and distribution growth and acquired Redwood Holdings to sell CBD in the
U.S.)
Aurora Cannabis Inc.*		3,750	38,212
(Cultivates and sells medicinal and recreational cannabis through a portfolio of brands that include Aurora,
CanniMed, Daily Special, MedReleaf, and San Rafael '71. Although the company primarily operates in
Canada, Auora has expanded internationally through medical cannabis exporting agreements or cultivation facilities in more than 25 countries.)
Tilray Inc.*		4,000	29,520
(Cultivates and sells medical and recreational cannabis through a portfolio of brands that include Canaca,
Dubon, and Manitoba Harvest. The bulk of Tilray's sales are in Canada, but the company also sells CBD
Products in the U.S. and exports medical cannabis globally from its production facilities in Canada and
Portugal.)
HEXO Corp.*		10,000	6,750
(An award-winning consumer packaged goods cannabis company that creates and distributes innovative products to serve the global cannabis market. Through its hub and spoke business strategy, HEXO Corp is partnering with Fortune 500 companies, bringing its brand value, cannabinoid isolation technology, licensed infrastructure and regulatory expertise to established companies, leveraging their distribution networks and capacity. The Company serves the Canadian adult-use markets under its HEXO Cannabis, Up Cannabis and
Original Stash brands, and the medical market under HEXO medical cannabis.)

			152,429

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 20

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

			Market
Description of Security	Shares		Value

COMMON STOCK (continued)

Pharmaceutical Preparations 17.45%
GW Pharmaceuticals Plc*		520	$66,368
(Engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.)
Neptune Wellness Solutions Inc.*		13,600	37,944
(Is a health and wellness products company, with more than 50 years of combined experience in extraction, purification and formulation of value-added differentiated science-based products.)
Regeneron Pharmaceuticals, Inc.*		30	18,962
(A health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, and animal health.)
Organigram Holdings Inc.*		12,300	15,129
(Focuses on producing exceptional, indoor-grown cannabis for patients and adult recreational consumers, as well as developing global business partnerships.)
Eli Lilly and Company		60	9,017
(A drug company with a focus on neuroscience, endocrinology, oncology, and immunology. Lilly's key products include Alimta and Verzenio for cancer; Jardiance, Trulicity, Humalog, and Humulin for diabetes; and Taltz and
Olumiant for immunology.)
Emerald Bioscience Inc.*		21,255	1,078
(Is a biopharmaceutical company engaged in the discovery, development, and the commercialization of cannabis-based therapeutics.)
			148,498

Services - Offices & Clinics of Doctors of Medicine 5.64%
Teladoc Health Inc.*		202	48,001
(Is a telehealth platform that delivers 24-hour, on-demand healthcare via mobile devices, the Internet, video, and phone. Its platform connects members with a network of physicians and behavioral health professionals.)

Real Estate 4.90%
Innovative Industrial Properties Inc.		400	41,692
(Is engaged in the acquisitions, ownership, and management of specialized industrial properties leased to state-
licensed operators for their regulated medical-use cannabis facilities.)

Agriculture 4.52%
Scotts Miracle-Gro Company		243	38,532
(Engaged in the manufacturing, marketing and selling of dry, granular slow-release lawn fertilizers, combination lawn fertilizer and control products, and continuous release garden and indoor plant foods.)

Unknown SIC Code per SEC 4.50%
Vestas Wind Systems A/S		905	38,345
(Is one of the largest manufacturers of wind turbines in the world.)

Perfumes, Cosmetics & Other Toilet Preparations 4.46%
cbdMD, Inc*		11,500	37,950
(It owns and operates the consumer hemp-based cannabidiol (CBD) brand, cbdMD.)

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 21

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

			Market
Description of Security	Shares		Value

COMMON STOCK (continued)

Services – Prepackaged Software 4.22%
Microsoft Corporation	175		$35,877
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)

Real Estate Investment Trusts 3.05%
Power REIT*	1,000		25,965
(Power REIT is a real-estate investment trust focused on providing long-term real estate solutions to energy and transportation infrastructure asset owners and developers.)

Exchange Traded Funds 1.70%
ETF Managers Alternative Harvest	1,120		14,493

Biological Products (No Diagnostic Substances) 1.63%
Gilead Sciences, Inc.	200		13,906
(Develops and markets therapies to treat life-threatening infectious diseases, with the core of its portfolio focused on HIV and hepatitis B and C. The acquisitions of Corus Pharma, Myogen, CV Therapeutics, Arresto
Biosciences, and Calistoga have broadened this focus to include pulmonary and cardiovascular diseases and cancer.)

Services – Computer Processing & Data Preparations 1.00%
Akerna Corp.*	1,300		8,489
(Is a blank check company that acquired MJ Freeway which is a seed-to-sale technology provider for the cannabis industry and developer of enterprise resource planning platform.)

Drug Manufacturers 0.16%
Charlottes Web Holding Inc.*	390		1,361
(Is engaged in the production and distribution of hemp-based cannabidiol (CBD) wellness products. Its product categories include tinctures (liquid product), capsules and topical products.)

Total Common Stocks (cost $534,852) – 71.14%			605,538

Total Investments, at Market Value (cost $534,852)	71.14%		605,538
Other Assets, Less Liabilities	28.86%		245,627
Net Assets	100.00	% $	851,165

*Non-income producing security
See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 22

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2020

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 23

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American Growth Fund, Inc – Page 24

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES, JULY 31, 2020

		AMERICAN
		GROWTH
	SERIES ONE	CANNABIS FUND
ASSETS:
Investments, at market value	$19,154,0291	$605,5382
Cash	228,414	309,067
Receivables:
Shares of beneficial interest sold	40	-
Securities sold	-	-
Dividends and interest	9,964	3
Prepaid Insurance	8,913	404
Other	36	-
Total assets	19,401,396	915,012
LIABILITIES:
Shares of beneficial interest redeemed	16,221	-
Securities purchased payable	-	63,219
12b-1 fees	10,173	628
Management fee	15,518	-
Other Payables	-	-
Total liabilities	41,912	63,847
NET ASSETS	$19,359,484	$851,165
COMPOSITION OF NET ASSETS:
Paid-in capital	$6,854,230	$796,317
Distributable earnings (loss)	12,505,254	54,848
Net assets	$19,359,484	$851,165
NET ASSET VALUE PER SHARE:
Series One - Class A Shares:
Net asset value and redemption price per share (based on net assets of	$6.70
$10,613,935 and 1,583,209 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$7.11
offering price)
Series One - Class B Shares:
Net asset value and redemption price per share (based on net assets of	$5.31
$167,163 and 31,480 shares of beneficial interest outstanding)
Series One - Class C Shares:
Net asset value and redemption price per share (based on net assets of	$5.62
$1,589,311 and 282,946 shares of beneficial interest outstanding)
Series One - Class D Shares:
Net asset value and redemption price per share (based on net assets of	$7.18
$6,989,075 and 973,270 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$7.62
offering price)
American Growth Cannabis Fund - Class E Shares:
Net asset value and redemption price per share (based on net assets of		$3.60
$851,165 and 236,400 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of		$3.82
offering price)

1 Cost of Investments for Series One was $6,877,161.
2 Cost of Investments for American Growth Cannabis Fund was $534,852.

American Growth Fund, Inc – Page 25

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2020

		AMERICAN
		GROWTH
	SERIES ONE	CANNABIS FUND
INVESTMENT INCOME:
Dividends (Net of Foreign tax withholding of $1,198 / $- respectively)	$217,892	$8,358
Interest	172	140
Other	-	10
Total investment income	218,064	8,508

EXPENSES:
Investment advisory fees (Note 4)	183,054	7,871
Administration expenses (Note 4)	141,712	5,991
Transfer agent, shareholder servicing and data processing fees	93,332	4,695
Accounting fees (Note 4)	52,823	4,165
Rent expense (Note 4)	104,248	4,494
Custodian fees	25,696	5,296
Professional fees	108,728	42,214
Registration and filing fees (Note 1):	22,334	15,350
Shareholder reports	7,379	326
Distribution and service fees (Note 4):
Class A	30,580	-
Class B	1,601	-
Class C	14,785	-
Class E	-	2,827
Class F	-	-
Directors fees (Note 4)	37,668	1,612
D&O / E&O Insurance	35,399	1,688
Other expenses	64,195	4,109
Total expenses	923,534	100,638
Less fees waived and expenses reimbursed by Advisor	-	(7,871)
Net Expenses	923,534	92,767
Net investment loss	(705,470)	(84,259)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain (loss) on investments	598,911	99,399
Net change in unrealized appreciation on investments	2,088,502	(95,340)
Net gain (loss) on investments	2,687,413	4,059
Net increase in net assets resulting from operations	$1,981,943	$(80,200)

American Growth Fund, Inc – Page 26

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

SERIES ONE
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(705,470)	$(700,865)
Net realized gain (loss) on investments	598,911	1,760,107
Net change in unrealized appreciation/depreciation on investments	2,088,502	1,223,449
Net increase (decrease) in net assets resulting from operations	1,981,943	2,282,691

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class A	(684,269)	471,118
Class B	(13,556)	(17,645)
Class C	(146,857)	(1,124,015)
Class D	(318,997)	(416,830)
Net change in net assets derived from beneficial interest
transactions	(1,163,679)	(1,087,372)
Total increase (decrease)	818,264	1,195,319
Net Assets - Beginning of year	18,541,220	17,345,901
Net Assets - End of year[1]	$19,359,484	$18,541,220

AMERICAN GROWTH CANNABIS FUND
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(84,259)	$(79,563)
Net realized gain (loss) on investments	99,399	(20,055)
Net change in unrealized appreciation/depreciation on investments	(95,340)	111,953
Net increase (decrease) in net assets resulting from operations	(80,200)	12,335

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E	(23,088)	177,319
Net change in net assets derived from beneficial interest
transactions	(23,088)	177,319
Total increase (decrease)	(103,288)	189,654
Net Assets - Beginning of year	954,453	764,799
Net Assets - End of year[1]	$851,165	$954,453

American Growth Fund, Inc – Page 27

Financial Highlights
AMERICAN GROWTH FUND, INC.

Series One - Class A

	Year Ended
	July 31,

	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$6.02	$5.28	$4.92	$4.40	$4.50
Income gain (loss) from investment operations:
Net investment loss[4]	(0.24)	(0.22)	(0.21)	(0.22)	(0.18)
Net realized and unrealized gain (loss)	0.92	0.96	0.57	0.74	0.08
Total income gain (loss) from investment
operations	0.68	0.74	0.36	0.52	(0.10)
Net Asset Value, End of Period	$6.70	$6.02	$5.28	$4.92	$4.40
Total Return at Net Asset Value[1]	11.3%	14.0%	7.3%	11.8%	(2.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$10,614	$10,236	$8,431	$7,777	$6,001
Ratio to average net assets:
Net investment loss[4]	(3.89)%	(4.10)%	(4.10)%	(4.81)%	(4.33)%
Expenses.	5.08%	5.44%	5.51%	6.37%	6.13%
Portfolio Turnover Rate[2]	0%	7%	11%	15%	3%

Series One - Class B

	Year Ended
	July 31,

	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.94	$4.48	$4.22	$3.80	$3.92
Income gain (loss) from investment operations:
Net investment loss[4]	(0.37)	(0.34)	(0.33)	(0.22)	(0.18)
Net realized and unrealized gain (loss)	0.74	0.80	0.59	0.64	0.06
Total income gain (loss) from investment
operations	0.37	0.46	0.26	0.42	(0.12)
Net Asset Value, End of Period	$5.31	$4.94	$4.48	$4.22	$3.80
Total Return at Net Asset Value[1]	7.5%	10.3%	6.2%	11.1%	(3.1)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$167	$169	$170	$150	$145
Ratio to average net assets:
Net investment loss[4]	(7.49)%	(7.55)%	(7.60)%	(5.51)%	(5.02)%
Expenses.	8.68%	8.89%	8.95%	7.07%	6.82%
Portfolio Turnover Rate[2]	0%	7%	11%	15%	3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2020, aggregated $0 and $2,048,129, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2020, aggregated $368,319 and $646,783, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 28

Financial Highlights
AMERICAN GROWTH FUND, INC.

Series One - Class C

	Year Ended
	July 31,

	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$5.03	$4.47	$4.20	$3.79	$3.90
Income gain (loss) from investment operations:
Net investment loss[4]	(0.25)	(0.23)	(0.20)	(0.22)	(0.18)
Net realized and unrealized gain (loss)	0.84	0.79	0.47	0.63	0.07
Total income gain (loss) from investment
operations	0.59	0.56	0.27	0.41	(0.11)
Net Asset Value, End of Period	$5.62	$5.03	$4.47	$4.20	$3.79
Total Return at Net Asset Value[1]	11.7%	12.5%	6.4%	10.8%	(2.8)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,589	$1,578	$2,593	$2,720	$2,697
Ratio to average net assets:
Net investment loss[4]	(4.80)%	(5.05)%	(4.60)%	(5.51)%	(5.02)%
Expenses.	5.98%	6.41%	5.91%	7.07%	6.82%
Portfolio Turnover Rate[2]	0%	7%	11%	15%	3%

Series One - Class D

	Year Ended
	July 31,

	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$6.42	$5.61	$5.21	$4.65	$4.74
Income gain (loss) from investment operations:
Net investment loss[4]	(0.23)	(0.21)	(0.19)	(0.22)	(0.18)
Net realized and unrealized gain (loss)	0.99	1.02	0.59	0.78	0.09
Total income gain (loss) from investment
operations	0.76	0.81	0.40	0.56	(0.09)
Net Asset Value, End of Period	$7.18	$6.42	$5.61	$5.21	$4.65
Total Return at Net Asset Value[1]	11.8%	14.4%	7.7%	12.0%	(1.9)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,989	$6,558	$6,153	$6,200	$6,087
Ratio to average net assets:
Net investment loss[4]	(3.49)%	(3.75)%	(3.51)%	(4.51)%	(4.03)%
Expenses.	4.68%	5.09%	4.83%	6.07%	5.83%
Portfolio Turnover Rate[2]	0%	7%	11%	15%	3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2020, aggregated $0 and $2,048,129, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2020, aggregated $368,319 and $646,783, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 29

Financial Highlights
AMERICAN GROWTH FUND, INC.

American Growth Cannabis Fund - Class E

	Year Ended
	July 31,

	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.95	$3.85	$4.04	$11.15	$12.28
Income gain (loss) from investment operations:
Net investment loss[4]	(0.36)	(0.36)	(0.58)	(0.64)	(0.78)
Net realized and unrealized gain (loss)	0.01	0.46	0.39	(0.61)	(0.35)
Total income gain (loss) from investment
operations	(0.35)	0.10	(0.19)	(1.25)	(1.13)
Distributions:
Long-term capital gains distributions	-	-	-	(5.73)	-
Return of capital distributions	-	-	-	(0.13)	-
Total distributions	-	-	-	(5.86)	-
Net Asset Value, End of Period	$3.60	$3.95	$3.85	$4.04	$11.15
Total Return at Net Asset Value[1]	(8.9)%	2.6%	(4.7)%	(23.8)%	(9.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$851	$954	$765	$589	$1,225
Ratio to average net assets:
Net investment loss (After Fee Waiver)[4]	(10.71)%	(8.87)%	(14.30)%	(13.37)%	(7.00)%
Expenses (Before Fee Waiver)	12.79%	9.90%	15.15%	14.53%	8.94%
Expenses (After Fee Waiver)	11.79%[5]	9.90%	15.15%	14.53%	8.94%
Portfolio Turnover Rate[3]	54%	16%	8%	151%	0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2020, aggregated $0 and $2,048,129, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2020, aggregated $368,319 and $646,783, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 30

Notes to Financial Statements
American Growth Fund, Inc.

1. Summary of Significant Accounting Policies

American Growth Fund, Inc. Series One ("Series One"), and American Growth Cannabis Fund (“American Growth Cannabis Fund”, formerly American Growth Fund, Inc. – Series Two) are registered under the Investment Company Act of 1940, as amended. Series One is a diversified, open-end management investment company. The American Growth Cannabis Fund is a diversified mutual fund, open-end management mutual fund, focused on the legal cannabis business. Series One and American Growth Cannabis Fund follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” Series One’s and American Growth Cannabis Fund’s primary investment objectives are growth of capital. Series One’s and American Growth Cannabis Fund’s investment advisor is Investment Research Corporation (IRC). Series One offers Class A, Class B, Class C, and Class D shares and American Growth Cannabis Fund offers Class E and Class F shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A, Class D, and Class E have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A, Class D, and Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C and Class F have a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. As of July 31, 2020, there were no shares of Class F outstanding. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets nor net asset value per share. For the year ended

July 31, 2020, the following reclassifications were made:
Series One		American Growth Cannabis Fund
Distributable		Distributable
earnings (loss)	Paid-In Capital	earnings (loss)	Paid-In Capital
$588,523	$(588,523)	$84,259	$(84,259)

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deem will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determine the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income nor excise taxes have been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2017-2019 and expected to be taken in the Fund's 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report for the Year Ended July 31, 2020

American Growth Fund, Inc – Page 31

Notes to Financial Statements
American Growth Fund, Inc.

The following is a summary of the inputs used, as of July 31, 2020, in valuing the Fund’s assets carried at fair value:

Series One

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$19,154,029	0	0	$19,154,029
American Growth Cannabis Fund
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$605,538	0	0	$605,538

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2020. Transfers are recognized at the end of the reporting period.

2. Shares of Beneficial Interest

Series One and American Growth Cannabis Fund have authorized an unlimited number of no par value shares of beneficial interest of each class.

Transactions in shares of beneficial interest were as follows:

		For the year ended	For the year ended
		July 31, 2020		July 31, 2019
	Shares	Amount	Shares	Amount
Series One - Class A:
Sold	153,869	$978,587	313,325	$1,599,883
Dividends and distributions
Reinvested	-	-	-	-
Redeemed	(271,253)	$(1,662,856)	(210,597)	$(1,128,765)
Net increase (decrease)	(177,384)	$(684,269)	102,728	$471,118
Series One - Class B:
Sold	3,591	17,271	8,952	41,756
Dividends and distributions
Reinvested	-	-	-	-
Redeemed	(6,303)	(30,827)	(12,648)	(59,401)
Net increase (decrease)	(2,712)	(13,556)	(3,696)	(17,645)
Series One - Class C:
Sold	40,556	243,561	81,263	374,792
Dividends and distributions
Reinvested	-	-	-	-
Redeemed	(71,397)	(390,418)	(347,058)	(1,498,807)
Net decrease	(30,841)	(146,857)	(265,795)	(1,124,015)
Series One - Class D:
Sold	637	4,113	2,291	13,374
Dividends and distributions
Reinvested	-	-	-	-
Redeemed	(49,470)	(323,110)	(77,294)	(430,204)
Net decrease	(48,832)	(318,997)	(75,003)	(416,830)
American Growth Cannabis
Fund - Class E:
Sold	102,406	343,370	75,295	309,675
Dividends and distributions
reinvested	-	-	-	-
Redeemed	(107,381)	(366,458)	(32,595)	(132,356)
Net increase (decrease)	(4,975)	(23,088)	42,700	177,319
American Growth Cannabis
Fund - Class F:
Sold	-	-	-	-
Dividends and distributions
reinvested
Redeemed	-	-	-	-
Net increase (decrease)	-	-	-	-

3. Realized and Unrealized Gains and Losses on Investments (unaudited)

The identified tax cost basis of investments for Series One and American Growth Cannabis Fund at July 31, 2020 was $7,130,739 and $534,852, respectively. Net unrealized appreciation on investments for Series One and American Growth Cannabis Fund of $12,023,291 and $70,686, respectively, based on identified tax cost as of July 31, 2020, was comprised of gross appreciation of $12,185,577 and $154,715, respectively, and gross depreciation of $162,287 and $84,029, respectively.

American Growth Fund, Inc – Page 32

Annual Report for the Year Ended July 31, 2020

Notes to Financial Statements American Growth Fund, Inc.

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties (unaudited)

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. Series One and American Growth Cannabis Fund pay their own operating expenses.

A Fee Waiver Agreement was executed August 1, 2019 and currently ends July 31, 2021 unless it is extended. It may not be modified or terminated prior to such date without the consent of the board. If the Total Annual Fund Operating Expenses exceed an annual rate of 6.00% of the Fund’s average daily net assets during this period, the Adviser will waive all or a portion of its Management Fee payable with respect to the Fund to the extent of such excess up to the full amount of its Management Fee. The amount of the Adviser’s waiver shall be limited to, and shall not exceed, the maximum amount of the “Adviser’s Fee” that the Adviser is entitled to receive under the Investment Adviser Agreement between the Adviser and the American Growth Fund, Inc., with respect to the Fund, dated August 8, 2013 (the “Advisory Agreement”). The Adviser is permitted to recapture fees that it has waived for the Fund pursuant to the fee waiver agreement to the extent that a Fund’s expenses in later periods fall below the annual rate set forth in the fee waiver agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) an annual rate of 6.00% of the Fund’s average daily net assets and (ii) the expense cap (if any) in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees more than three years after the date on which the fee were deferred. For the year ended July 31, 2020 the investment advisor waived $7,871 for the annual compensation for investment advice.

The Advisor may recapture a portion of fees waived above no later than the years as states below:
	July 31, 2023	Total
American Growth Cannabis Fund	$7,871	$7,871

Class B and Class C shares each are subject to annual service and distribution fees of 1.00% of average daily net assets. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets..

For the year ended July 31, 2020 commissions and sales charges paid by investors on the purchase of Series One and American Growth Cannabis Fund shares to totaled $25,367 and $8,530, respectively, of which $3,683 and $1,588, respectively, was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Series One and American Growth Cannabis Fund. Sales charges advanced to broker/dealers by WCB on sales of Series One Class B and C shares and American Growth Cannabis Fund Class F shares totaled $2,563 and $0, respectively, of which $0 and $0, respectively, was retained by WCB. For the year ended July 31, 2020, WCB received contingent deferred sales charges of $701 and $0 upon redemption of Class B and C shares and F shares, respectively, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by Series One nor American Growth Cannabis Fund to WCB for brokerage commission on securities transactions.

Certain officers of Series One and American Growth Cannabis Fund are also officers of WCB and IRC. For the year ended July 31, 2020, Series One and American Growth Cannabis Fund paid directors' fees of $33,168 and $1,410, respectively, expenses of $4,500 and $202, respectively, and the audit chair $0 and $0, respectively, for review.

For the year ended July 31, 2020, under an agreement with IRC, Series One and American Growth Cannabis Fund were charged $141,712 and $5,991, respectively, for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund and $14,365 and $635, respectively, as of January 31, 2020 to provide the daily fund accounting services. In addition, Series One and American Growth Cannabis Fund were charged $104,248 and $4,494, respectively, by an affiliated company of IRC for the rental of office space.

5. Federal Income Tax Matters

Dividends paid by Series One and American Growth Cannabis Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Series One and American Growth Cannabis Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

At July 31, 2020, Series One for federal income tax purposes had no available capital loss carryover.

As of July 31, 2020 American Growth Cannabis Fund had non-expiring capital loss carryovers of $15,838, which maintains its character as short term.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of Series One’s and American Growth Cannabis Fund’s next taxable year.

At July 31, 2020, Series One did not have any post-October losses. American Growth Cannabis Fund did not have any post-October losses.

There were no distributions paid during the year ended July 31, 2020 and July 31, 2019 for Series One nor American Growth Cannabis Fund.

As of July 31, 2020 the components of accumulated gains (loss) on a tax-basis were as follows:

	Series One	American Growth Cannabis Fund
Capital loss carry forward	$-	$(15,838)
Long Capital Gains	481,964	-
Unrealized appreciation	12,023,290	70,686
Post-October loss	-	-
Total accumulated gain (loss)	$12,505,254	$54,848

Annual Report for the Year Ended July 31, 2020

American Growth Fund, Inc – Page 33

Notes to Financial Statements
American Growth Fund, Inc.

6. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. COVID-19 Virus

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not foreseeable at this time. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

8. Review of Affiliated Company’s Expenses (unaudited) – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expenses are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the year ended July 31, 2020 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $19,880, Investment Research Corporation $188,946, and AGF Properties, Inc. $171,006 for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning profit or losses totaling World Capital Brokerage, Inc. $(1,342), Investment Research Corporation $(88,804), and AGF Properties, Inc. $36,998.

9. Risk (American Growth Cannabis Fund) – The American Growth Cannabis Fund concentrates its investments in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and is subject to the risks associated with those industries. The value of the Fund’s shares will be affected by factors particular to the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and related sectors (such as government regulation) and may fluctuate more widely than that of a typical diversified fund.

Health Care Sector Concentration – Due to the concentration in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group, the fund has a higher than normal concentration in the health care sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.

Cannabis Industry Risk - The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. The Fund invests mainly in over the counter securities.

For more details on the risks of investing, please refer to the Fund’s Prospectus/Statement of Additional Information available at www.americangrowthfund.com or by calling 800-525-2406.

American Growth Fund, Inc – Page 34

Annual Report for the Year Ended July 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
American Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Growth Fund, Inc. Series One and American Growth Cannabis Fund (formerly American Growth Fund, Inc. Series Two) (the "Funds"), each a series of American Growth Fund, Inc., including the schedules of investments, as of July 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds' auditor since 2006.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Tait, Weller & Baker LLP

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2020

Annual Report for the Year Ended July 31, 2020

American Growth Fund, Inc – Page 35

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A, D, and E shares or contingent deferred sales charges ("CDSC") with respect to Class B, C, and F shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 1, 2019 and held for the year ended July 31, 2020.

Actual expenses (unaudited)

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the year period ended July 31, 2020 (August 1, 2019 to July 31, 2020)

	Actual
	Total Return
	Without	Beginning	Ending	Expenses
	Sales	Account	Account	Paid During
	Charges(1)	Value	Value	The Period(2)
Class A	11.3%	$1,000.00	$1,048.96	$53.29
Class B	7.5%	$1,000.00	$1,074.90	$93.30
Class C	11.7%	$1,000.00	$1,117.30	$66.81
Class D	11.8%	$1,000.00	$1,054.07	$49.33
Class E	(8.9)%	$1,000.00	$858.99	$101.27

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, D or E shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B, C, or F Shares.

(2) Expenses are equal to the annualized expense ratio (after fee waivers) of 5.08%, 8.68%, 5.98%, 4.68% and 11.79% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period multiplied by 366/366 (to reflect a year period).

Hypothetical example for comparison purposes (unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance nor expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the year ended July 31, 2020 (August 1, 2019 to July 31, 2020)

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid Expenses
	Return	Value	Value	The Period(2)
Class A	5.00%	$1,000.00	$989.47	$50.27
Class B	5.00%	$1,000.00	$1,050.61	$91.19
Class C	5.00%	$1,000.00	$1,049.70	$62.77
Class D	5.00%	$1,000.00	$989.48	$46.31
Class E	5.00%	$1,000.00	$990.22	$116.75

(2) Expenses are equal to the annualized expense ratio (after fee waivers) of 5.08%, 8.68%, 5.98%, 4.68% and 11.79% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period multiplied by 366/366 (to reflect a year period).

American Growth Fund, Inc – Page 36

Annual Report for the Year Ended July 31, 2020

Allocation of Portfolio Assets (unaudited)
(Calculated as a percentage of Net Assets)

July 31, 2020
Series One		American Growth Cannabis Fund
Industry Breakdown		Industry Breakdown
Semiconductor Capital Equipment	11.65%	Medicinal Chemicals & Botanical Products	17.91%
Computer Software and Services	11.45%	Pharmaceutical Preparations	17.45%
		Services – Offices & Clinics of Doctors of
Diversified Company Industry	10.78%	Medicine	5.64%
Biotechnology	7.16%	Real Estate	4.90%
Cable TV	7.08%	Agriculture	4.52%
Computer & Peripherals	4.97%	Unknown SIC Code per SEC	4.50%
		Perfumes, Cosmetics & Other Toilet
Railroad	4.77%	Preparations	4.46%
Online Media	4.58%	Services – Prepackaged Software	4.22%
Retail - Apparel & Specialty	4.05%	Real Estate Investment Trusts	3.05%
Computer Hardware	3.74%	Exchange Traded Funds	1.70%
		Biological Products (No Diagnostic
Environmental Industry	3.68%	Substances)	1.63%
		Services – Computer Processing & Data
Semiconductor Industry	3.49%	Preparations	1.00%
Application Software	3.29%	Drug Manufacturers	0.16%
Machinery Industry	3.14%
Communication Services	2.09%
Transportation and Logistics	1.78%
Home Improvement Stores	1.56%
Chemicals	1.28%
Insurance (Property and Causality)	1.13%
Restaurants	1.09%
Industrial Products	1.01%
Farm & Construction Machinery	1.01%
Exchange Traded Funds	0.71%
Residential Construction	0.63%
Business Services	0.61%
Drug	0.60%
Health Care Plans	0.59%
Retail Store	0.55%
Aerospace & Defense	0.30%
Health Care Providers	017%

Investments – Common Stocks	98.94%	Investments – Common Stocks	71.14%
Cash and Receivables, less Liabilities	1.06%	Cash and Receivables, less Liabilities	28.86%
Total Net Assets	100.00%	Total Net Assets	100.00%

NOTICE TO SHAREHOLDERS AT JULY 31, 2020 (UNAUDITED)

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2020

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT and Form N-Q

Beginning in April 2020, The Fund began filing form N-PORT on a quarterly basis which contains information on each of Fund’s portfolio. Prior to April 2020 the Fund had filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-PORT and Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-PORT and Form N-Q are also available by calling 1-800-525-2406.

Annual Report for the Year Ended July 31, 2020

American Growth Fund, Inc – Page 37

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers, subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund. The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

1. Trustees and officers of the fund serve until their resignation, removal or retirement.

2. Timothy Taggart is an "interested person” of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

American Growth Fund, Inc – Page 38

Annual Report for the Year Ended July 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) Meeting of the Board of Directors Held on October 17, 2019

At a regular meeting of the Board of Directors (the “Board”) held on October 17, 2019 (the “meeting”), the Board, assisted by legal counsel representing the American Growth Fund, Inc. and the Independent Directors, including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Adviser”) and the Trust for Series One and American Growth Cannabis Fund.

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors present considered materials furnished by the Adviser, including information about, but not limited to, the Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Adviser prior to the Meeting. At the Meeting, representatives from the Adviser, presented information to the Board regarding the Adviser and each Fund, discussed with the Independent Directors all information provided, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

     Performance. The Board reviewed each Fund’s investment performance reports, which compared the performance of each Fund with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with relevant benchmarks, and discussed these reports with representatives of the Adviser. The Board considered each Fund’s comparative performance over short-term and longer-term time periods, noting that Series One and American Growth Cannabis Fund generally underperformed its peer group average performance over the one-year, five-year and ten-year periods. The Board also noted the planned changes to the investment strategy and name of Series Two and several possible impacts that could have on Series Two including, for example, effects on the performance and expense ratio.

     Costs of Services and Profitability. The Board reviewed and considered the contractual annual advisory fee paid by each Fund to the Adviser, in light of the extent and quality of the advisory services provided by the Adviser to each Fund. The Board received and considered information including a comparison of each Fund’s contractual advisory fee rate with those of peer funds. The Board also reviewed and considered the total expense ratio for each Series, alongside comparative total expense ratio information for peer funds. In doing so, the Board also considered the relative size of each series compared to the peer funds.

     In addition, the Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates, based in part on the Adviser financial information presented at the meeting and information regarding amounts paid to the Adviser and its affiliates. The Board also reviewed "fall out" benefits realized by the Adviser and its affiliates arising from its relationship with the Trust, and the profitability of each Fund to the Adviser and its affiliates.

     The Board noted that the Fund entered into a fee waiver agreement for American Growth Cannabis Fund with the Adviser. The Board took into account the fee waiver agreement and the benefits thereof to shareholders, and determined to continue to closely monitor expenses and assess additional measures to reduce fund expenses.

     Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Board received and considered information regarding the nature, extent, and quality of services provided to each Series under the Agreement. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

     The Board reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities. The Board also reviewed the research and decision making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, and policies of each Series.

     The Board considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the parties primarily responsible for the day to day portfolio management of each Series and the extent of the resources devoted to research and analysis of actual and potential investments.

     Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that the Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board discussed the economies of scale for each Fund and the fact that while economies of scale is not something that can be applied to each Fund now given the small asset bases, it would be revisited at a later date.

     Other Benefits to the Adviser: The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund.

     In reviewing the factors above, the Board concluded that no single factor was identified by the Directors to be determinative as the principal factor in whether to renew the Agreement. The Board concluded that: (1) The nature and quality of services provided to each Series and its shareholders by IRC were reasonable and adequate; (2) The profitability of IRC and its affiliates from their relationships with each Series was not unreasonable with respect to each Series; (3) There were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with each Series; (4) Performance of each Series generally lagged behind performance of respective peer funds and benchmarks over recent time periods; The Board considered substantive information which was discussed in length at the meeting regarding the lag in performance, as well as, measures aimed at improving performance; and (5) Each Series’ contractual advisory fee rate was within an acceptable range of the median for peer funds; The Board noted

Annual Report for the Year Ended July 31, 2020

American Growth Fund, Inc – Page 39

that while each Series’ total expense ratio was generally greater than the median for peer funds, this could be attributed in part to the disparities in relative fund size; The Directors gave consideration into the circumstances, which positively affected its decision to reapprove the Investment Advisory Agreement.

     Based on the Board’s’ deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of its shareholders and accordingly approved continuation of the Investment Advisory Agreement for an additional period.

American Growth Fund, Inc – Page 40

Annual Report for the Year Ended July 31, 2020

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Annual Report for the Year Ended July 31, 2020

American Growth Fund, Inc – Page 41

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American Growth Fund, Inc – Page 42

Annual Report for the Year Ended July 31, 2020

PERFORMANCE CHARTS (unaudited)

The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and Poors 500. Returns reflect a sales load for Class A, D, and E while Class B and C are without a sales load.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged and generally do not reflect deductions for management fees. You cannot invest directly in an index. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series One

American Growth Cannabis Fund

*Includes a 5.75% sales charge based on a $10,000 initial purchase.
^Includes conversion to A Shares after 7 years.

Annual Report for the Year Ended July 31, 2020

American Growth Fund, Inc – Page 43

On 3/1/96, Series One adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions.

On 2/23/2011, American Growth Fund introduced a new Series consisting of Class E shares. Class E shares are subject to a maximum front-end sales charge of 5.75%. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares.

Performance quoted for the period ending 7/31/2020 represents past performance and cannot be used to predict future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. For current performance figures please call 1-800-525-2406.

			5 years	10 years
Series One (unaudited)	1	year	annualized	annualized
Class D without load	11.84%		8.66%	10.52%
Class D with load*	5.43%		7.38%	9.87%
Class A without load	11.30%		8.29%	10.14%
Class A with load*	4.85%		7.03%	9.47%
Class B without load	7.49%		6.26%	8.77%[1]
Class C without load	11.77%		7.58%	9.44%[2]

			5 years	Since Inception
American Growth Cannabis Fund	1	year	annualized	annualized (February 23, 2011)

Class E without load	(8.86)%		(9.22)%	(2.91)%
Class E with load*	(14.08)%		(10.29)%	(3.51)%
*Includes a 5.75% sales charge based on a $10,000 initial purchase.
1 Includes the B Share to A Share conversion after 7 years.
2 Includes the C Share to A Share conversion after 7 years.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235

CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102

LEGAL COUNSEL: K&L Gates LLP, 1601 K St NW, Washington, DC 20006

UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS		INVESTMENT ADVISORS
Timothy E. Taggart	President and Director	Investment Research Corporation
Eddie R. Bush	Director	1636 Logan Street
Darrell E. Bush	Director	Denver, CO 80203
Patricia A. Blum	Vice President	OFFICERS AND DIRECTORS
Michael L. Gaughan	Chief Compliance Officer	Timothy E. Taggart	President, Treasurer, and
	and Corporate Secretary		Director
		Michael L. Gaughan	Vice President, Secretary
and Director
		Patricia A. Blum	Vice President

09/15/2020

ITEM 2 – Code of Ethics

The Fund has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.
The Fund undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Growth Fund, Inc. at 800-525-2406 or to 1636 Logan Street, Denver, CO 80203.

ITEM 3 – Audit Committee Financial Expert

The Fund’s board has determined that Eddie R. Bush, CPA, a member of the Fund’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as
"audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Fund’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fund:
a) Audit Fees:
2019 $46,200
2020 $46,200
b) Audit Related Fees:
2019 none
2020 none
c) Tax Fees:
2019 $6,200
2020 $6,200
d) All Other Fees:
2019 none
2020 none
e.1) Pre Approval of Audit and Non Audit Services. The Audit Committee will pre approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Fund and any non-audit services to the Fund's investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, as provided in Rule 2 01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant preapproval and may delegate this authority to one or more Audit Committee members who are independent Directors as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.
e.2) 100% of items 4b through 4d were disclosed and approved by the Audit Committee chairman.
f) none
g) Accountant
2019 none
2020 15,000
h) none

ITEM 5 – Audit Committee of Listed Funds

Not applicable to this Fund, insofar as the Fund is not a listed issuer as defined in Rule 10A-3 under the Securities
Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this
Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 8 – Portfolio Managers of Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed End Management Investment Company and Affiliated
Purchasers

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.
ITEM 10 – Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Directors.

ITEM 11 – Controls and Procedures

(a) The Fund’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the
Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a 3(d)
under the Investment Company Act of 1940) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the
Fund’s internal control over financial reporting.

ITEM 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 13 – Exhibits

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2) The certifications required by Rule 30a 2 of the Investment Company Act of 1940 and Sections 302 and
906 of the Sarbanes Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the
Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN GROWTH FUND, INC.

By/s/Timothy E. Taggart
Timothy E Taggart, President
Principal Executive and Principal Financial Officer
Date: September 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,
this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By /s/Timothy E. Taggart
Timothy E. Taggart, President
Principal Executive and Principal Financial Officer
Date: September 29, 2020